SUBJECT TO REVISION
-------------------
SERIES TERM SHEET DATED MAY 21, 2001
------------------------------------

                                $[159,371,000]
                               OMI Trust 2001-C,
                                    Issuer
   [LOGO]                Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer
          Senior/Subordinated Pass-Through Certificates, Series 2001-C

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain other aspects of the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 2001-C. The Series Term Sheet has been prepared by Oakwood Mortgage for informational purposes only and is subject to modification. The information and assumptions contained herein are preliminary and will be superseded in their entirety by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference into the Registration Statement.

Neither Credit Suisse First Boston, Merrill Lynch & Co. nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission and declared effective. The final prospectus supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of the securities under the securities laws of any such state. Interested persons are referred to the final prospectus and prospectus supplement to which the securities relate. Any investment decision should be based only upon the information in the final prospectus and prospectus supplement as of their publication dates.

Credit Suisse First Boston                                   Merrill Lynch & Co.

         This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 2001-C Pooling and Servicing Agreement (including the May 2001 Edition to the Standard Terms) to be dated as of May 3, 2001, among Oakwood Mortgage Investors, Inc., as Depositor, Oakwood Acceptance Corporation, as Servicer, and The Chase Manhattan Bank, as Trustee.

   =====================================================================================================================
                                                                     AVERAGE
                     PRINCIPAL                      MOODY'S/S&P       LIFE                     FIRST        LAST
       CLASS         AMOUNT/(1)/     DESCRIPTION    RATINGS/(2)/    (YRS)/(3)/    COUPON      PAY/(3)/     PAY/(3)/
   ---------------------------------------------------------------------------------------------------------------------
    A-1            $42,800,000         Senior         Aaa/AAA         1.00      TBD/(4)(5)/    06/01        06/03
    A-2             35,100,000         Senior         Aaa/AAA         3.00      TBD/(4)(5)/    06/03        06/05
    A-3             16,100,000         Senior         Aaa/AAA         5.00      TBD/(4)(5)/    06/05        01/08
    A-4             26,869,000         Senior         Aaa/AAA        11.09      TBD/(4)(5)/    01/08        11/15
    A-IO/(6)/       60,000,000/(7)/    Senior         Aaa/AAA         4.69     6.00%/(5)(8)/   06/01        05/08
    M-1             14,326,000        Mezzanine        Aa2/AA         9.64      TBD/(4)(5)/    12/05        11/15
    M-2             13,431,000        Mezzanine         A2/A          9.64      TBD/(4)(5)/    12/05        11/15
    B-1             10,745,000       Subordinate      Baa2/BBB        9.64      TBD/(4)(5)/    12/05        11/15
   ---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

/(1)/ The aggregate initial principal balance of the Certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the Classes of Certificates. Accordingly, any investor's commitments with respect to the Offered Certificates may be increased or decreased correspondingly.
/(2)/ It is a condition to the issuance of the Certificates that they be rated as above. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization.
/(3)/ Assumes that the 10% optional termination is exercised. Data run at a prepayment speed of 200% MHP.
/(4)/ Computed on the basis of a 360-day year of twelve 30-day months.
/(5)/ The lesser of (i) the rate per annum specified in the prospectus supplement, and (ii) the weighted average net asset rate for the related Distribution Date.
/(6)/ Class A-IO accrues interest on its scheduled notional principal balance, as described herein.
/(7)/ Initial notional principal balance.
/(8)/ Computed on the basis of actual days elapsed in a 360-day year.

   Class Designations
         Class A Certificates...................  Class A-1, Class A-2, Class A-3, Class A-4 Certificates and Class A-IO
                                                  Certificates.

         Class M Certificates...................  Class M-1 and Class M-2 Certificates.
         Class B Certificates...................  Class B-1 and Class B-2 Certificates.
         Subordinated Certificates..............  Class M, Class B, Class X and Class R Certificates.
         Offered Certificates...................  Class A, Class M and Class B-1 Certificates.
         Offered Subordinated Certificates......  Class M and Class B-1 Certificates.

   Other Certificates...........................  The Class B-2, Class X and Class R Certificates are expected to be sold initially to affiliates of Oakwood Mortgage, which may offer them in the future in one or more privately negotiated transactions. The Class B-2 Certificates will have an initial certificate balance of approximately $10,745,000.

   Denominations................................  The Offered Certificates will be book-entry certificates only, in minimum denominations of $1,000 and integral multiples of $1 in excess thereof.

   Closing Date.................................  On or about May 30, 2001.

   Cut-off Date.................................  With respect to the Initial Assets, May 3, 2001, or with respect to each
                                                  Subsequent Asset, the date as of which such asset is purchased by the trust.

   Distribution Dates...........................  The first business day occurring on or after the 15th of each month, commencing in
                                                  June 2001.

   Record Date..................................  With respect to each Distribution Date for the Offered Certificates, the close of business on the last business day of the month preceding the month in which such
                                                  Distribution Date occurs.

   Interest Accrual Period......................  With respect to each Distribution Date for the Offered Certificates, the calendar month preceding the month in which such Distribution Date occurs.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

   Rating Agencies.......................... Moody's Investors Service ("Moody's") and Standard & Poor's ("S&P").

   Primary Assets of the Trust.............. When the Offered  Certificates  are  initially  issued on or about May 30,  2001,  the trust primarily will consist of the following:

        Initial Assets...................... $136,541,130.40  in  principal  balance  of  manufactured   housing  installment  sales
                                             contracts and mortgage loans (the "Initial Assets").

        Pre-Funding Account................. $42,529,204.55  on deposit with the Trustee in a pre-funding  account (the "Pre-Funding
                                             Account").  Amounts on deposit in the Pre-Funding  Account will be used by the trust to acquire additional  manufactured housing installment sales contracts and mortgage loans
                                             (the "Subsequent Assets").

   Initial Assets........................... On the Closing  Date,  the trust  expects to (i) purchase the Initial  Assets and (ii)
                                             receive the Pre-Funded Amount,  which will be used to acquire Subsequent Assets during the  Pre-Funding  Period  to  the  extent  available.  This  Series  Term  Sheet  only contains  information  on the Initial  Assets as of May 3, 2001.  The  Initial  Assets
                                             consist of 3,355 loans with an outstanding  balance as of May 3, 2001 of approximately
                                             $136,541,130.40.  The Initial  Assets to be conveyed to the trust on the Closing  Date will  consist of  (1) manufactured  housing  installment  sales  contracts  secured by security  interests  in  manufactured  homes  ("Contracts"),  and  (2) mortgage  loans secured by first liens on the real estate to which the related  manufactured homes are deemed  permanently  affixed  ("Mortgage  Loans").  As of May 3,  2001,  approximately
                                             18.62% of the Initial Assets are Mortgage Loans.

                                             As of May 3, 2001, approximately 59.10% of the Initial Assets (by scheduled principal balance) are secured by manufactured homes which were new, approximately 2.03% of the
                                             Initial Assets are secured by manufactured homes which were used, approximately 37.51%
                                             of the Initial Assets are secured by manufactured homes which were repossessed, and approximately 1.36% of the Initial Assets are secured by manufactured homes which were transferred to an assignee of the original obligor. Section A of the collateral section following this text describes the characteristics of the complete Initial Asset pool.
                                             Section B of the collateral section describes the characteristics of the loans made with respect to previously repossessed property ("Repossessed Assets"), and Section C describes the Initial Assets NOT including the Repossessed Loans ("Non Repossessed
                                             Assets").

                                             As of May 3, 2001, the Initial Assets were secured by manufactured homes or mortgaged properties located in 37 states, and approximately 20.28% and 14.94% by aggregate outstanding principal balance of the Initial Assets were secured by manufactured homes or mortgaged properties located in North Carolina and Texas, respectively, based on the mailing addresses of the obligors on the assets as of May 3, 2001. As of May 3, 2001,
                                             99.98% of the Initial Assets are fixed rate assets (including the "step-up rate" assets as described below). Each fixed rate asset will bear a rate of interest that is fixed to maturity other than "step-up rate" assets. As of May 3, 2001, approximately 1.89% of the Initial Assets by aggregate outstanding principal balance are step-up rate assets.
                                             Each Initial Asset bears interest at an annual percentage rate of at least 6.99% and not more than 19.25%. The weighted averaged APR of the Initial Assets as of May 3, 2001 is approximately 13.28%. The Initial Assets have remaining terms to maturity as of May
                                             3, 2001 of at least 12 months but not more than 360 months and original terms to stated
                                             maturity of at least 12 months but not more than 360 months. As of May 3, 2001, the
                                             Initial Assets had a weighted average original term to stated maturity of approximately
                                             293 months, and a weighted average remaining term to stated maturity of approximately
                                             291 months. The Initial

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                                             Assets have a Loan-to-Value Ratio, where available, as of May 3, 2001 of not more than
                                             100.00%, with a weighted average Loan-to-Value Ratio of approximately 92.05%. A
                                             Loan-to-Value Ratio is available for 99.99% of the Initial Assets. The final scheduled payment date on the Initial Asset with the latest scheduled maturity occurs in June
                                             2031.

   Pre-Funding Account...................... The Trustee will establish the Pre-Funding Account on the Closing Date with a deposit of $42,529,204.55 (the "Pre-Funded Amount") to provide the trust with funds to purchase
                                             Subsequent Assets during the period immediately following the Closing Date (the "Pre-
                                             Funding Period"), as described in the prospectus supplement. The Subsequent Assets will be required, in the aggregate, to have characteristics very similar to the characteristics of the Initial Assets as of the Cut-Off Date. Among other things, the weighted average net asset rate of the Assets of the trust at the end of the Pre-
                                             Funding Period may not be more than 0.50% lower than the weighted average net asset rate of the Initial Assets as of the Cut-Off Date. The Trustee will also establish the
                                             Capitalized Interest Account into which funds will be deposited on the Closing Date to provide protection against interest shortfalls on the Certificates during the Pre-
                                             Funding Period. Any amounts on deposit in the Pre-Funding Account at the end of the
                                             Pre-Funding Period will be paid to Certificate holders as a prepayment of principal.

   Credit Enhancement....................... Initial Credit Enhancement:

                                             Class A        32.5% subordination (Class M-1, Class M-2, Class B-1, Class B-2 and
                                                            initial overcollateralization) plus excess spread.

                                             Class M-1      24.5% subordination (Class M-2, Class B-1, Class B-2 and initial overcollateralization) plus excess spread.

                                             Class M-2      17.0% subordination (Class B-1, Class B-2 and initial
                                                            overcollateralization) plus excess spread.

                                             Class B-1      11.0% subordination (Class B-2 and initial overcollateralization) plus excess spread.

                                             There will be initial overcollateralization of 5% building to a target overcollateralization of 8.5%.

                                             Excess interest collections will be applied, to the extent available, to make accelerated payments of principal on the Class A (sequentially by Class), Class M-1,
                                             Class M-2, Class B-1 and Class B-2 Certificates. The "Target Overcollateralization
                                             Amount" generally shall mean, (i) for any Distribution Date prior to the Cross-over
                                             Date, 5.00% of the Pool Scheduled Principal Balance as of May 3, 2001, and (ii) for any
                                             other Distribution Date, the lesser of (x) 5.00% of the Pool Scheduled Principal
                                             Balance as of May 3, 2001, and (y) 8.75% of the then-outstanding Pool Scheduled
                                             Principal Balance; provided, however, that in no event shall the Target
                                             Overcollateralization Amount be less than 1.0% of the Pool Scheduled Principal Balance as of May 3, 2001.

                                             The "Current Overcollateralization Amount" shall mean, for any Distribution Date, the positive difference, if any, between the Pool Scheduled Principal Balance of the assets and the Certificate Principal Balance of all the outstanding Classes of Certificates.
                                             The "Accelerated Principal Distribution Amount" for any Distribution Date shall be the positive difference, if any, between the Target Overcollateralization Amount and the
                                             Current Overcollateralization Amount.

   Distributions............................ The "Available Distribution Amount" for a Distribution Date generally will include
                                             (1)(a) monthly payments of principal and interest due on the trust assets during the related collection period, to the extent such payments were actually collected from the obligors or advanced by the servicer, and (b) unscheduled payments received with respect to the assets during the related prepayment

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                                             period, including principal prepayments, the portion of the Pre-Funded Amount not used to acquire subsequent assets by the end of the Pre-Funding Period, Compensating
                                             Interest, proceeds of repurchases, net liquidation proceeds and net insurance proceeds, less (2)(a) amounts required to reimburse the servicer for previously unreimbursed
                                             Advances in accordance with the Pooling and Servicing Agreement, (b) amounts required to reimburse Oakwood Mortgage or the servicer for certain reimbursable expenses in accordance with the Pooling and Servicing Agreement, (c) amounts required to reimburse any party for an overpayment of a Repurchase Price for an asset in accordance with the
                                             Pooling and Servicing Agreement, (d) the Interest Deficiency Amount or portion thereof, if any, paid from collections on the preceding Distribution Date, (e) the Trustee's fee and certain Trustee expenses, and (f) if Oakwood Acceptance is not the servicer, the
                                             Servicing Fees for the related collection period.

                                             The Class A Certificates, other than the Class A-IO Certificates, will be entitled to principal distributions that are senior in priority to principal distributions on the other classes of Offered Certificates. The Class A Principal Distribution Amount for
                                             any Distribution Date prior to the Cross-Over Date or as to which the Principal
                                             Distribution Tests are not met will equal the entire Principal Distribution Amount, and on any other Distribution Date will equal the Class A Percentage of the Principal
                                             Distribution Amount. The Class A Principal Distribution Amount will be applied to each class of Class A Certificates, other than the Class A-IO Certificates, sequentially, in numeric order.

                                             The Class M-2 Principal Distribution Amount for any Distribution Date will equal (a) as long as any Class A or any Class M-1 Certificates remain outstanding and prior to the
                                             Cross-Over Date, zero, (b) on any Distribution Date as to which the Principal
                                             Distribution Tests are not met and any Class A or any Class M-1 Certificates remain outstanding, zero, (c) on any Distribution Date as to which the Principal Distribution
                                             Tests are not met and the Class A and Class M-1 Certificates have been retired, the
                                             Principal Distribution Amount, or (d) on any other Distribution Date, the Class M-2
                                             Percentage of the Principal Distribution Amount.

                                             The Class B-1 Principal Distribution Amount for any Distribution Date will equal (a) as long as any Class A or Class M Certificates remain outstanding and prior to the Cross-
                                             over Date, zero, (b) on any Distribution Date as to which the Principal Distribution
                                             Tests are not met and any Class A or Class M Certificates remain outstanding, zero, (c)
                                             on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A and Class M Certificates have been retired, the Principal Distribution
                                             Amount, or (d) on any other Distribution Date, the Class B-1 Percentage of the
                                             Principal Distribution Amount.

                                             The Class B-2 Principal Distribution Amount for any Distribution Date will equal (a) as long as any Class A, Class M or Class B-1 Certificates remain outstanding and prior to the Cross-over Date, zero, (b) on any Distribution Date as to which the Principal
                                             Distribution Tests are not met and any Class A, Class M or Class B-1 Certificates
                                             remain outstanding, zero, (c) on any Distribution Date as to which the Principal
                                             Distribution Tests are not met and the Class A, Class M, and Class B-1 Certificates
                                             have been retired, the Principal Distribution Amount, or (d) on any other Distribution
                                             Date, the Class B-2

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                                   Percentage of the Principal Distribution
                                   Amount.

                                   If the certificate principal balances of each of the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2 and Class B-1 certificates have not been reduced to zero on or before any distribution date, then amounts otherwise allocable to the Class B-2 Principal Distribution Amount shall be allocated sequentially to the principal distribution amounts of the Class B-1, Class M-2, Class M-1, Class A-4, Class A-3, Class A-2, Class A-1 and finally to the Class B-2 certificates, to the extent that allocation of these amounts to the Class B-2 Principal Distribution Amount would reduce the Class B-2 certificate principal balance below the Class B-2 Floor Amount.

                                   If the certificate principal balance of the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2 and Class B-1 certificates have not been reduced to zero on or before any distribution date, then amounts otherwise allocable to the Class B-2 Principal Distribution Amount shall be allocated sequentially to the principal distribution amounts of the Class B-1, Class M-2, Class M-1, Class A-4, Class A-3, Class A-2, Class A-1 and finally to the Class B-2 certificates, to the extent that allocation of these amounts to the Class B-2 Principal Distribution Amount would reduce the sum of the Class B-2 certificate principal balance and the Current Overcollateralization Amount below the Total Floor Amount.

                                   If an Interest Deficiency Event occurs on any Distribution Date with respect to the Class M-1, Class M-2, Class B-1 or Class B-2 Certificates, collections received after the end of the related collection period and prior to such Distribution Date will be applied, up to a limited amount to be determined by the rating agencies, to remedy such deficiency in order of Class seniority. Any remaining deficiency will be carried forward as shortfall for the next Distribution Date. "Interest Deficiency Event" means, with respect to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates and a Distribution Date, that after distribution of the Available Distribution Amount in the order of priority set forth below under "Priority of Distributions," there remains unpaid any of the current Interest Distribution Amounts, Interest Distribution Amounts remaining unpaid from prior Distribution Dates, Writedown Interest Distribution Amounts or Carryover Writedown Interest Distribution Amounts for these Classes and Distribution Date (the "Interest Deficiency Amount").

                                   Distributions will be made on each
                                   Distribution Date to holders of record on the preceding Record Date. Distributions on a class of Certificates will be allocated among the Certificates of such Class as described below.

Class A-IO Certificates..........  The Class A-IO Certificates will be interest-
                                   only certificates, and entitled to interest distributions at a coupon of 6.00% per annum on an initial notional principal balance of $60,000,000. Thereafter, for each Distribution Date, the Class A-IO Certificates will accrue interest based on a notional principal balance equal to the lesser of (i) the notional principal balance for that Distribution Date set forth below in the Class A-IO Notional Principal Balance Schedule, and (ii) the sum of the aggregate principal balance of the Contracts and Mortgage Loans and the amount on deposit in the Pre-Funding Account.

                                   The Class A-IO Certificates are not entitled to any distributions of principal. The Class A-IO Certificates will be rated AAA/Aaa, and will receive interest payments only through and including the Distribution Date in May 2008.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

Class A-IO Notional Principal
Balance Schedule....................        Payment Date
                                          Notional Balance

                                            Payment Date
                                          Notional Balance

                                            Payment Date
                                          Notional Balance

                                                                        6/15/01
                                                                    $60,000,000

                                                                       10/15/03
                                                                    $46,000,000

                                                                        2/15/06
                                                                    $34,000,000

                                                                        7/15/01
                                                                    $60,000,000

                                                                       11/15/03
                                                                    $46,000,000

                                                                        3/15/06
                                                                    $32,000,000

                                                                        8/15/01
                                                                    $60,000,000

                                                                       12/15/03
                                                                    $45,000,000

                                                                        4/15/06
                                                                    $32,000,000

                                                                        9/15/01
                                                                    $59,000,000

                                                                        1/15/04
                                                                    $45,000,000

                                                                        5/15/06
                                                                    $32,000,000

                                                                       10/15/01
                                                                    $59,000,000

                                                                        2/15/04
                                                                    $45,000,000

                                                                        6/15/06
                                                                    $31,000,000

                                                                       11/15/01
                                                                    $59,000,000

                                                                        3/15/04
                                                                    $43,000,000

                                                                        7/15/06
                                                                    $31,000,000

                                                                       12/15/01
                                                                    $57,000,000

                                                                        4/15/04

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                                                                    $43,000,000

                                                                        8/15/06
                                                                    $31,000,000

                                                                        1/15/02
                                                                    $57,000,000

                                                                        5/15/04
                                                                    $43,000,000

                                                                        9/15/06
                                                                    $30,000,000

                                                                        2/15/02
                                                                    $57,000,000

                                                                        6/15/04
                                                                    $42,000,000

                                                                       10/15/06
                                                                    $30,000,000

                                                                        3/15/02
                                                                    $56,000,000

                                                                        7/15/04
                                                                    $42,000,000

                                                                       11/15/06
                                                                    $30,000,000

                                                                        4/15/02
                                                                    $56,000,000

                                                                        8/15/04
                                                                    $42,000,000

                                                                       12/15/06
                                                                    $29,000,000

                                                                        5/15/02
                                                                    $56,000,000

                                                                        9/15/04
                                                                    $40,000,000

                                                                        1/15/07
                                                                    $29,000,000

                                                                        6/15/02
                                                                    $54,000,000

                                                                       10/15/04
                                                                    $40,000,000

                                                                        2/15/07
                                                                    $29,000,000

                                                                        7/15/02
                                                                    $54,000,000

                                                                       11/15/04
                                                                    $40,000,000

                                                                        3/15/07
                                                                    $28,000,000

                                                                        8/15/02

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                                                                    $54,000,000

                                                                       12/15/04
                                                                    $39,000,000

                                                                        4/15/07
                                                                    $28,000,000

                                                                        9/15/02
                                                                    $53,000,000

                                                                        1/15/05
                                                                    $39,000,000

                                                                        5/15/07
                                                                    $28,000,000

                                                                       10/15/02
                                                                    $53,000,000

                                                                        2/15/05
                                                                    $39,000,000

                                                                        6/15/07
                                                                    $27,000,000

                                                                       11/15/02
                                                                    $53,000,000

                                                                        3/15/05
                                                                    $37,000,000

                                                                        7/15/07
                                                                    $27,000,000

                                                                       12/15/02
                                                                    $51,000,000

                                                                        4/15/05
                                                                    $37,000,000

                                                                        8/15/07
                                                                    $27,000,000

                                                                        1/15/03
                                                                    $51,000,000

                                                                        5/15/05
                                                                    $37,000,000

                                                                        9/15/07
                                                                    $26,000,000

                                                                        2/15/03
                                                                    $51,000,000

                                                                        6/15/05
                                                                    $36,000,000

                                                                       10/15/07
                                                                    $26,000,000

                                                                        3/15/03
                                                                    $49,000,000

                                                                        7/15/05
                                                                    $36,000,000

                                                                       11/15/07
                                                                    $26,000,000

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                                                                        4/15/03
                                                                    $49,000,000

                                                                        8/15/05
                                                                    $36,000,000

                                                                       12/15/07
                                                                    $25,000,000

                                                                        5/15/03
                                                                    $49,000,000

                                                                        9/15/05
                                                                    $35,000,000

                                                                        1/15/08
                                                                    $25,000,000

                                                                        6/15/03
                                                                    $48,000,000

                                                                       10/15/05
                                                                    $35,000,000

                                                                        2/15/08
                                                                    $25,000,000

                                                                        7/15/03
                                                                    $48,000,000

                                                                       11/15/05
                                                                    $35,000,000

                                                                        3/15/08
                                                                    $24,000,000

                                                                        8/15/03
                                                                    $48,000,000

                                                                       12/15/05
                                                                    $34,000,000

                                                                        4/15/08
                                                                    $24,000,000

                                                                        9/15/03
                                                                    $46,000,000

                                                                        1/15/06
                                                                    $34,000,000

                                                                        5/15/08
                                                                    $24,000,000


Priority of Distributions........  On each Distribution Date the Available
                                   Distribution Amount will be distributed in the following amounts and in the following order of priority:

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                    (1) first, concurrently to each class of the Class A Certificates (a) first, its pro rata Interest Distribution Amount for such Distribution Date and (b) second, any Interest Distribution Amounts remaining unpaid from previous Distribution Dates, plus interest on this carryover amount, at such class' pass-through rate;

                    (2) second, to the Class M-1 Certificates, (a) first, the related Interest Distribution Amount for such Distribution Date and (b) second, any Interest Distribution Amounts remaining unpaid from previous Distribution Dates, plus interest on this carryover amount, at such class' pass-through rate;

                    (3) third, to the Class M-2 Certificates, (a) first, the related Interest Distribution Amount for such Distribution Date and (b) second, any Interest Distribution Amounts remaining unpaid from previous Distribution Dates, plus interest on this carryover amount, at such class' pass-through rate;

                    (4) fourth, to the Class B-1 Certificates, (a) first, the related Interest Distribution Amount for such Distribution Date and (b) second, any Interest Distribution Amounts remaining unpaid from previous Distribution Dates, plus interest on this carryover amount, at such class' pass-through rate;

                    (5) fifth, to the Class B-2 Certificates, (a) first, the related Interest Distribution Amount for such Distribution Date and (b) second, any Interest Distribution Amounts remaining unpaid from previous Distribution Dates, plus interest on this carryover amount, at such class' pass-through rate;

                    (6) sixth, concurrently to the Class A Certificates, other than the Class A-IO Certificates, Principal Distribution Amounts remaining unpaid from previous Distribution Dates;

                    (7) seventh, to the Class A Certificates, other than the Class A-IO Certificates, sequentially in numeric order until the Certificate principal balance of each class of the Class A Certificates is reduced to zero, the Class A Principal Distribution Amount;

                    (8) eighth, to the class M-1 Certificates, (a) first, any related Writedown Interest Distribution Amount for such Distribution Date, (b) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Amounts remaining unpaid from prior Distribution Dates, and (d) fourth, any class M-1 Principal Distribution Amount until the Class M-1 Certificate principal balance is reduced to zero;

                    (9) ninth, to the class M-2 Certificates, (a) first, any related Writedown Interest Distribution Amount for such Distribution Date, (b) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Amounts remaining unpaid from prior Distribution Dates, and (d) fourth, any class M-2 Principal Distribution Amount until the Class M-2 Certificate principal balance is reduced to zero;

                    (10) tenth, to the class B-1 Certificates, (a) first, any related Writedown Interest Distribution Amount for such Distribution Date, (b) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Amounts remaining unpaid from prior Distribution Dates, and (d) fourth, any Class B-1 Principal Distribution Amount until the Class B-1 Certificate principal balance is reduced to zero;

                    (11) eleventh, to the Class B-2 Certificates, (a) first any related Writedown Interest Distribution Amount for such Distribution Date, (b) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date,

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                                   (c) third, any related Principal Distribution Amounts remaining unpaid from prior Distribution Date, and (d) fourth, any Class B-2 Principal Distribution Amount until the Class B-2 Certificate principal balance is reduced to zero;

                                   (12) twelfth, if Oakwood Acceptance is the servicer, to the servicer, the following amounts in sequential order: (i) the Servicing Fees for the related Collection Period, and (ii) any Servicing Fees from previous Distribution Dates remaining unpaid;

                                   (13) thirteenth, sequentially to (i) the Class A Certificates, other than the Class A-IO Certificates, sequentially in numeric order, (ii) Class M-1 Certificates, (iii) Class M-2 Certificates, (iv) Class B-1 Certificates, and (v) Class B-2 Certificates, the Accelerated Principal Distribution Amount for such Distribution Date, in reduction of the Certificate principal balance of each such class until reduced to zero;

                                   (14) fourteenth, to the Class X Certificates, in the following sequential order: (i) the current Class X strip amount; and (ii) any Class X strip amounts from previous Distribution Dates remaining unpaid; and

                                   (15) finally, any remainder to the Class R
                                   Certificates. .

Cross-over Date..................  The later to occur of (a) the Distribution
                                   Date occurring in December 2005 or (b) the first Distribution Date on which the percentage equivalent of a fraction, which shall not be greater than 1, the numerator of which is the sum of the Certificate principal balance - as adjusted for write-downs - of the Subordinated Certificates and the Current Overcollateralization Amount for such Distribution Date and the denominator of which is the aggregate scheduled principal balance for all trust assets that includes the Initial Assets, then-current Pre-Funded Amount and any Subsequent Assets ("Pool Scheduled Principal Balance") on such Distribution Date, equals or exceeds 1.94 times the percentage equivalent of a fraction, which shall not be greater than 1, the numerator of which is the sum of the initial aggregate Certificate principal balance - as adjusted for write-downs - of the Subordinated Certificates and the Initial Overcollateralization Amount and the denominator of which is the Pool Scheduled Principal Balance as of May 3, 2001.

Performance Test.................  The Average Sixty Day Delinquency Ratio is
                                   less than or equal to [6.5]%, the Current
                                   Realized Loss Ratio is less than or equal to [3.5]%; and the Cumulative Realized Losses are less than or equal to the following percentages of the original Pool Scheduled Principal Balance set forth below:

                                      [8.0]% December 2005 through May 2007,
                                      [9.0]% June 2007 through May 2008,
                                      [11.75]% June 2008 through November 2010, and
                                      [13.25]% December 2010 thereafter.

Allocation of Writedown Amounts..  The Writedown Amount for any Distribution
                                   Date will be the amount, if any, by which the aggregate Certificate principal balance of all Certificates, after all distributions have been made on the Certificates on such Distribution Date, exceeds the Pool Scheduled Principal Balance of the assets for the next Distribution Date. The Writedown Amount will be allocated among the classes of Subordinated Certificates in the following order of priority:

                                   (1) first, to the Class B-2 Certificates, to be applied in reduction of the Certificate principal balance, as adjusted for prior writedowns, if any, of such class until it has been reduced to zero;

                                   (2)  second, to the Class B-1 Certificates,
                                        to be applied in reduction of the
                                        Certificate principal balance, as
                                        adjusted for prior writedowns, if any,
                                        of such

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                                             class until it has been reduced to
                                             zero;

                                        (3)  third, to the Class M-2
                                             Certificates, to applied in
                                             reduction of the Certificate
                                             principal balance, as adjusted for
                                             prior writedowns, if any, of such
                                             class until it has been reduced to
                                             zero;and

                                        (4)  fourth, to the Class M-1
                                             Certificates, to be applied in
                                             reduction of the Certificate
                                             principal balance, as adjusted for
                                             prior writedowns, if any, of such
                                             class until it has been reduced to
                                             zero.


Advances.............................   For each Distribution Date, the servicer
                                        will be obligated to make an advance (a
                                        "P&I Advance") in respect of any
                                        delinquent monthly payment that will, in the servicer's judgment, be recoverable.
                                        The servicer will also be obligated to
                                        make advances ("Servicing Advances" and, together with P&I Advances, "Advances") in respect of liquidation expenses and certain taxes and insurance premiums not paid by an obligor on a timely basis, to the extent the servicer deems such Servicing Advances recoverable out of liquidation proceeds or from subsequent collections. In addition, the servicer is obligated under certain circumstances to pay Compensating Interest with respect to any asset that prepays on a date other than on a due date for such asset. The Servicer may delegate its obligation to make advances and may assign its right to reimbursement to a third party; provided that it does not cause a rating agency to change the ratings of the Offered Certificates.

Final Scheduled Distribution Dates...   To the extent not previously paid prior
                                        to such dates, the outstanding principal amount of each class of Offered
                                        Certificates will be payable on the
                                        Distribution Date set forth below (with
                                        respect to each class of Offered
                                        Certificates, the "Final Scheduled
                                        Distribution Date"). For each class of
                                        the Class A Certificates, the Final
                                        Scheduled Distribution Dates were
                                        determined based on the assumptions that
                                        (i) there are no defaults, prepayments
                                        or delinquencies with respect to
                                        payments due on the assets and (ii) the
                                        optional termination right is not
                                        exercised by the servicer. For each
                                        class of the Subordinated Certificates,
                                        the Final Scheduled Distribution Dates
                                        were determined by the maturity date of
                                        the Initial Asset with the latest stated maturity. The final scheduled distribution date for each class of Offered Certificates will be the
                                        Distribution Date occurring in the
                                        following months:

                                                                                    Final Scheduled
                                                                                  Distribution Dates
                                                                                  ------------------
                                            Class A-1 Certificates                   October 2012
                                            Class A-2 Certificates                  September 2017
                                            Class A-3 Certificates                  February 2021
                                            Class A-4 Certificates                  December 2030
                                            Class A-IO Certificates                    May 2008
                                            Class M-1 Certificates                    June 2031
                                            Class M-2 Certificates                    June 2031
                                            Class B-1 Certificates                    June 2031


Optional Termination.................   The servicer, at its option and subject
                                        to the limitations imposed by the Pool
                                        ing and Servicing Agreement, will have
                                        the option to purchase from the trust
                                        all assets then outstanding and all
                                        other property in the trust on any
                                        Distribution Date occurring on or after
                                        the Distribution Date on which the sum
                                        of the Certificate principal balance of
                                        the Certificates is less than 10% of the original principal balance of the
                                        Certificates. The servicer also may
                                        terminate the trust estate if it
                                        determines that there is a substantial
                                        risk that the trust estate's REMIC
                                        status will be lost.

Auction Sale.........................   If the servicer does not exercise its
                                        optional termination right within 90
                                        days after it first becomes eligible to
                                        do so, the Trustee will be required to
                                        solicit bids for the

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                                        purchase of all assets then outstanding
                                        and all other property in the trust
                                        estate. In the event that satisfactory
                                        bids are received, the sale proceeds
                                        will be distributed to the
                                        Certificateholders.

Certain Federal Income Tax              For federal income tax purposes, the
Consequences........................    trust estate will be treated as one or
                                        more real estate mortgage investment
                                        conduits (each, a "REMIC"). The Class A,
                                        Class M, Class B and Class X
                                        Certificates will constitute "regular
                                        interests" in a REMIC for federal income tax purposes. The Class R Certificates will be treated as the sole Class of "residual interests" in each REMIC for federal income tax purposes.

ERISA Considerations................    Subject to the considerations to be set
                                        forth under "ERISA Consieration"the
                                        prospectus supplement and prospectus,
                                        Oakwood Mortgage expects the Class A, M-
                                        1, M-2 and B-1 Certificates to be
                                        eligible for purchase by Plan Investors
                                        (as defined below). However, Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement
                                        Income Security Act of 1974, as amended
                                        ("ERISA"), or corresponding provisions
                                        of the Code (any of the foregoing, a
                                        "Plan"), persons acting on behalf of a
                                        Plan, or persons using the assets of a
                                        Plan ("Plan Investors") should consult
                                        with their own counsel to determine
                                        whether the purchase or holding of the
                                        Offered Certificates could give rise to
                                        a transaction that is prohibited either
                                        under ERISA or the Code.

Legal Investment Considerations.....   When the amount on deposit in the Pre-
                                       Funding Account has been reduced to zero, the Class A Certificates and Class M-1
                                       Certificates are expected to constitute
                                       "mortgage related securities" for
                                       purposes of SMMEA.

                                       The Class M-2 and B-1 Certificates will
                                       not be "mortgage related securities" for purposes of SMMEA because such Certificates will not be rated in one of the two highest rating categories by a nationally recognized statistical rating agency.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

Delinquency, Loan Loss and Repossession Experience

     The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood Acceptance. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the assets will be comparable to that set forth below.

                                                       Asset Servicing Portfolio
                                                        (Dollars in thousands)

                                                           At September 30,                                    At March 31,
                                   -----------------------------------------------------------------    -------------------------
                                      1996         1997        1998         1999           2000           2000          2001
                                      -----        ----        ----         ----           ----           ----          ----
Total Number of Serviced Assets
     Oakwood Originated..........      67,120       89,411     111,351       122,955       126,347          122,752     127,796
     Acquired Portfolios.........       4,177        3,602       2,818         2,160         1,689            1,931       1,489
Aggregate Outstanding Principal
Balance of Serviced Assets
     Oakwood Originated..........  $1,687,406  $ 2,499,794  $3,536,657    $4,223,475    $4,582,535       $4,339,720  $4,671,791
     Acquired Portfolios.........  $   57,837  $    47,027  $   35,882    $   26,306    $   19,895       $   22,922  $   17,490
Average Outstanding Principal
Balance per Serviced Asset
     Oakwood Originated..........  $     25.1  $      28.0  $     31.8    $     34.3    $     36.3       $     35.4  $     36.6
     Acquired Portfolios.........  $     13.8  $      13.1  $     12.7    $     12.2    $     11.8       $     11.9  $     11.7
Weighted Average Interest Rate
of Serviced Assets
     Oakwood Originated..........        11.5%        11.0%       10.8%         10.6%         10.8%            10.6%       11.0%
     Acquired Portfolios.........        11.2%        11.1%       11.0%         10.7%         10.9%            10.7%       10.9%


                                                     Delinquency Experience/(1)/
                                                       (Dollars in thousands)

                                                           At September 30,                                   At March 31,
                                         ---------------------------------------------------------     -------------------------
                                          1996        1997       1998         1999        2000            2000           2001
                                          ----        ----       ----         ----        ----            ----           ----
Total Number of Serviced Assets
     Oakwood Originated...............    67,120     89,411    111,351       122,955     126,347         122,752      127,796
     Acquired Portfolios..............     4,177      3,602      2,818         2,160       1,689           1,931        1,489
Number of Delinquent Assets (2).......
     Oakwood Originated:..............
     30-59 Days.......................       835      1,171      2,345         3,391       2,558           1,723        1,935
     60-89 Days.......................       308        476        906         1,046       1,125             753          833
     90 Days or More..................       492        716      1,222         1,783       1,944           1,957        2,239
     Total Number of Assets Delinquent     1,635      2,363      4,473         6,220       5,627           4,433        5,007
     Acquired Portfolios..............
     30-59 Days.......................        66         90         75            59          27              47           27
     60-89 Days.......................        23         23         31            14          18              18            4
     90 Days or More..................        62         75         57            45          46              52           40
     Total Number of Assets Delinquent       151        188        163           118          91             117           71
Total Delinquencies as a Percentage
     of Serviced Assets (3)...........
     Oakwood Originated...............       2.4%       2.6%       4.0%          5.1%        4.5%            3.6%         3.9%
     Acquired Portfolios..............       3.6%       5.2%       5.8%          5.5%        5.4%            6.1%         4.8%

(1) Assets that are already the subject of repossession or foreclosure proceedings are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3)  By number of assets.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                       Loan Loss/Repossession Experience
                            (Dollars in thousands)

                                                        At or for the fiscal year ended                    At or for the six
                                                                 September 30,                           months ended March 31,
                                           --------------------------------------------------------   ------------------------

                                         1996        1997         1998        1999         2000         2000           2001
                                       -------    --------    -----------  -----------  -----------   -----------     --------
Total Number of Serviced
     Assets (1)....................     71,297      93,013        114,169      125,115      128,036       124,683      129,285
Average Number of Serviced
     Assets During Period..........     63,868      82,155        103,591      119,642      126,576       124,889      128,661
Number of Serviced
     Assets Repossessed............      2,746       3,885          5,411        7,790        8,649         4,016        4,486
Serviced Assets Repossessed as a
     Percentage of Total Serviced
     Assets (2)....................       3.85%       4.18%          4.74%        6.23%        6.76%         6.44%(6)     6.94%(6)
Serviced Assets Repossessed as a
     Percentage of Average Number
     of Serviced Assets............       4.30%       4.73%          5.22%        6.51%        6.83%         6.43%(6)     6.97%(6)
Average Outstanding Principal
     Balance of Assets (3).........
     Oakwood Originated............ $1,409,467  $2,065,033     $2,978,235   $3,839,274   $4,358,545    $4,239,614   $4,576,284
     Acquired Portfolios...........    $27,351     $22,943     $   19,179   $   14,781   $   11,033    $   11,753   $    8,752
Net Losses from Asset
     Liquidation(4):
     Total Dollars (3).............
       Oakwood Originated.......... $   14,248  $   26,872     $   45,189   $   66,037   $   88,686    $   37,835   $   43,485
       Acquired Portfolios......... $      592  $      528     $      220   $      173   $      104    $       42   $       59
     As a Percentage of Average....
     Outstanding Principal Balance
     of Assets (3) (5)
       Oakwood Originated..........       1.01%       1.30%          1.52%        1.72%        2.03%         1.78%(6)     1.90%(6)
       Acquired Portfolios.........       2.16%       2.30%          1.15%        1.17%        0.94%         0.71%(6)     1.35%(6)

(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance and serviced by Oakwood Acceptance and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.
(6) Annualized.




The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above premliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                                  Section A:

         Collateral Stratifications for the Entire Initial Asset Pool



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above premliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                                 Initial Assets

                   A: Initial Assets--Credit Bureau Score/(1)/

                                                                                                        Percentage of
                                         Number of Initial             Aggregate Scheduled          the Initial Assets by
       Credit Bureau Score                    Assets                    Principal Balance                    SPB
       --------------------------------------------------------------------------------------------------------------------
        Not Available                          47                        $   1,316,916.65                     0.96%
         1 to 340                             805                           24,910,638.64                    18.24
        341 to 500                            369                           13,475,096.63                     9.87
        501 to 510                             68                            2,393,639.63                     1.75
        511 to 520                             93                            2,944,028.44                     2.16
        521 to 530                             97                            3,312,749.28                     2.43
        531 to 540                             85                            2,970,943.01                     2.18
        541 to 550                             81                            2,878,716.28                     2.11
        551 to 560                             97                            3,543,210.95                     2.59
        561 to 570                            106                            4,473,320.38                     3.28
        571 to 580                             95                            4,179,163.10                     3.06
        581 to 590                            128                            5,440,367.68                     3.98
        591 to 600                            150                            6,092,958.36                     4.46
        601 to 610                            122                            5,542,787.31                     4.06
        611 to 620                            127                            5,443,093.56                     3.99
        621 to 630                            108                            5,158,516.63                     3.78
        631 to 640                            104                            5,239,531.78                     3.84
        641 to 650                            112                            6,185,029.06                     4.53
        651 to 660                             84                            4,296,714.12                     3.15
        661 to 719                            315                           17,820,559.00                    13.05
        720 or Greater                        162                            8,923,149.91                     6.54
                                              ---                        ----------------                     ----

        TOTAL                               3,355                        $ 136,541,130.40                   100.00%
                                            =====                        ================                  =======

       ______________________________
/(1)/ The weighted average credit bureau score (excluding the Initial Assets for which no score was available from the credit bureau and any score below
      341) was approximately 604, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date. Values below 341 are provided by Oakwood Acceptance and are placed in this field in the event a Credit Bureau score was not available or not collected.

                                         A: Initial Assets--Unit Type

                                                                                                        Percentage of
                                        Numberal of initial             Aggregate Scheduled          the Initial Assets by
       Unit Type                              Assets                     Principal Balance                 by SPB
       -------------------------------------------------------------------------------------------------------------------
        Multi-section home                      1,299                     $74,786,330.41                    54.77%
        Single-section home                     2,055                      61,671,748.96                    45.17
        Unknown                                     1                          83,051.03                      .06
                                                    -                          ---------                    -----

        TOTAL                                   3,355                    $136,541,130.40                   100.00%
                                                =====                    ===============                   ======

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above premliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                       A: Initial Assets--Property Type


                                                                                            Percentage of
                                           Number of Initial      Aggregate Scheduled    the Initial Assets
       Property Type                            Assets             Principal Balance           by SPB
       ------------------------------------------------------------------------------------------------------
       Home-only contract                          3,062            $111,119,775.51               81.38%
       Land-in-lieu contract                          28               1,567,864.03                1.15
       Mortgage loan                                 265              23,853,490.86               17.47
                                                     ---              -------------               -----

        TOTAL                                      3,355            $136,541,130.40              100.00%
                                                   =====            ===============              ======

                A: Initial Assets--Geographical Distribution/(1)/

                                                                                                     Percentage of
     Geographic                  Number of Initial         Aggregate Scheduled Principal         the Initial Assets by
     Location                         Assets                          Balance                             SPB
     -------------------------------------------------------------------------------------------------------------------
     Alabama                               123                 $  4,124,201.59                          3.02%
      Arizona                               93                    6,599,994.83                          4.83
      Arkansas                              58                    2,231,307.75                          1.63
      California                            30                    2,316,273.18                          1.70
      Colorado                              60                    3,334,649.04                          2.44
      Delaware                              16                      564,391.36                          0.41
      Florida                               86                    4,182,871.77                          3.06
      Georgia                              158                    6,501,079.91                          4.76
      Idaho                                 41                    1,989,352.75                          1.46
      Illinois                               4                      156,287.85                          0.11
      Indiana                                1                       41,559.01                          0.03
      Kansas                                26                    1,111,182.25                          0.81
      Kentucky                              79                    3,076,883.81                          2.25
      Louisiana                            100                    3,775,015.02                          2.76
      Maryland                               2                       82,250.07                          0.06
      Massachusetts                          1                       32,043.03                          0.02
      Michigan                              13                      794,039.98                          0.58
      Minnesota                              3                      112,239.84                          0.08
      Mississippi                          110                    4,078,901.21                          2.99
      Missouri                              79                    2,915,280.34                          2.14
      Nebraska                               1                       49,756.85                          0.04
      Nevada                                17                      742,875.98                          0.54
      New Mexico                            83                    3,421,529.38                          2.51
      New York                               1                       46,037.46                          0.03
      North Carolina                       795                   27,691,928.51                         20.28
      Ohio                                  50                    2,084,057.83                          1.53
      Oklahoma                              67                    2,779,503.51                          2.04
      Oregon                                36                    2,795,652.50                          2.05
      South Carolina                       256                    9,911,314.51                          7.26
      South Dakota                           1                       37,462.18                          0.03
      Tennessee                            180                    6,669,350.60                          4.88
      Texas                                513                   20,394,145.28                         14.94
      Utah                                  14                      836,513.86                          0.61
      Virginia                             124                    4,488,679.20                          3.29
      Washington                            49                    3,548,487.25                          2.60
      West Virginia                         81                    2,854,450.35                          2.09
      Wyoming                                4                      169,580.56                          0.12
                                             -                      ----------                          ----

      TOTAL                              3,355                 $136,541,130.40                        100.00%
                                         =====                 ===============                        =======

______________
(1) Based on the mailing address of the obligor on the related Initial Asset as of the Cut-off Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above premliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                    A: Initial Assets--Year of Origination/(1)/

                                                                                                  Percentage of
                                      Number of                Aggregate Scheduled            the Initial Assets by
       Year of Origination          Initial Assets              Principal Balance                      SPB
       ------------------------------------------------------------------------------------------------------------------
        1988                                1               $      4,353.41                            *
        1989                                3                     41,287.24                            0.03%
        1990                                1                      8,685.42                            0.01
        1992                                3                     23,147.91                            0.02
        1993                                1                      6,537.46                            *
        1997                                1                     20,373.20                            0.01
        2000-Jan                            1                     87,278.26                            0.06
        2000-Mar                            3                    144,540.83                            0.11
        2000-May                            3                    116,527.60                            0.09
        2000-Jun                            6                    202,892.99                            0.15
        2000-Jul                            3                     91,916.45                            0.07
        2000-Aug                            3                     73,528.03                            0.05
        2000-Sep                           72                  2,457,031.25                            1.80
        2000-Oct                          166                  5,810,699.53                            4.26
        2000-Nov                           96                  3,424,785.61                            2.51
        2000-Dec                           83                  2,791,760.94                            2.04
        2001-Jan                          162                  5,893,867.45                            4.32
        2001-Feb                          730                 26,573,033.02                           19.46
        2001-Mar                        1,577                 67,367,993.74                           49.34
        2001-Apr                          431                 20,670,511.36                           15.14
        2001-May                            9                    730,378.70                            0.53
                                            -                    ----------                            ----

        TOTAL                           3,355               $136,541,130.40                          100.00%
                                        =====               ===============                          =======

______________
(1) The weighted average seasoning of the Initial Assets was approximately 1 month as of the Cut-off Date.
*   Less than 0.005%, but greater than zero.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above premliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

        A:  Initial Assets--Distribution of Remaining Loan Balance/(1)/

                                         Number of         Aggregate Scheduled        Percentage of the
Remaining Loan Balance                Initial Assets        Principal Balance       Initial Assets by SPB
---------------------------------------------------------------------------------------------------------
 $      0.01 - $  4,999.99                   6               $     20,307.00                  0.01%
 $  5,000.00 - $  9,999.99                  31                    236,713.12                  0.17
 $ 10,000.00 - $ 14,999.99                  59                    739,455.68                  0.54
 $ 15,000.00 - $ 19,999.99                 138                  2,459,045.36                  1.80
 $ 20,000.00 - $ 24,999.99                 365                  8,368,956.56                  6.13
 $ 25,000.00 - $ 29,999.99                 625                 17,233,427.41                 12.62
 $ 30,000.00 - $ 34,999.99                 524                 16,963,916.78                 12.42
 $ 35,000.00 - $ 39,999.99                 354                 13,193,969.88                  9.66
 $ 40,000.00 - $ 44,999.99                 247                 10,507,589.66                  7.70
 $ 45,000.00 - $ 49,999.99                 220                 10,455,188.11                  7.66
 $ 50,000.00 - $ 54,999.99                 161                  8,430,813.06                  6.17
 $ 55,000.00 - $ 59,999.99                 128                  7,329,529.44                  5.37
 $ 60,000.00 - $ 64,999.99                 121                  7,531,094.93                  5.52
 $ 65,000.00 - $ 69,999.99                  81                  5,459,199.65                  4.00
 $ 70,000.00 - $ 74,999.99                  54                  3,914,838.65                  2.87
 $ 75,000.00 - $ 79,999.99                  46                  3,542,185.18                  2.59
 $ 80,000.00 - $ 84,999.99                  38                  3,124,630.52                  2.29
 $ 85,000.00 - $ 89,999.99                  29                  2,536,247.46                  1.86
 $ 90,000.00 - $ 94,999.99                  29                  2,689,148.22                  1.97
 $ 95,000.00 - $ 99,999.99                  21                  2,046,014.50                  1.50
 $100,000.00 or more                        78                  9,758,859.23                  7.15
                                         -----               ---------------                ------

 TOTAL                                   3,355               $136,541,130.40                100.00%
                                         =====               ===============                ======

_______________
  (1) The highest remaining asset amount was $242,788.00 which represents approximately 0.18% of the aggregate remaining principal balance of the Initial Assets as of the Cut-off Date. The average remaining principal amount of the Initial Assets as of the Cut-Off Date is approximately $40,697.80.

         A:  Initial Assets--Distribution of Original Loan Balance/(1)/

                                     Number of Initial      Aggregate Scheduled Principal         Percentage of the
Original Loan Balance                     Assets                       Balance                  Initial Assets by SPB
---------------------------------------------------------------------------------------------------------------------
 $  4,999 or less                              4             $     12,043.24                              0.01%
 $  5,000.00 - $  9,999.99                    26                  192,595.38                              0.14
 $ 10,000.00 - $ 14,999.99                    58                  722,005.72                              0.53
 $ 15,000.00 - $ 19,999.99                   138                2,392,573.09                              1.75
 $ 20,000.00 - $ 24,999.99                   364                8,281,179.27                              6.06
 $ 25,000.00 - $ 29,999.99                   627               17,254,058.16                             12.64
 $ 30,000.00 - $ 34,999.99                   526               17,010,375.16                             12.46
 $ 35,000.00 - $ 39,999.99                   355               13,206,811.85                              9.67
 $ 40,000.00 - $ 44,999.99                   249               10,561,825.80                              7.74
 $ 45,000.00 - $ 49,999.99                   221               10,495,369.04                              7.69
 $ 50,000.00 - $ 54,999.99                   161                8,425,712.44                              6.17
 $ 55,000.00 - $ 59,999.99                   129                7,384,362.91                              5.41
 $ 60,000.00 - $ 64,999.99                   121                7,531,094.93                              5.52
 $ 65,000.00 - $ 69,999.99                    80                5,389,229.68                              3.95
 $ 70,000.00 - $ 74,999.99                    54                3,910,609.83                              2.86
 $ 75,000.00 - $ 79,999.99                    47                3,616,383.97                              2.65
 $ 80,000.00 - $ 84,999.99                    38                3,124,630.52                              2.29
 $ 85,000.00 - $ 89,999.99                    28                2,446,250.37                              1.79
 $ 90,000.00 - $ 94,999.99                    30                2,779,145.31                              2.04
 $ 95,000.00 - $ 99,999.99                    21                2,046,014.50                              1.50
 $100,000.00 or more                          78                9,758,859.23                              7.15
                                           -----             ---------------                            ------

 TOTAL                                     3,355             $136,541,130.40                            100.00%
                                           =====             ===============                            ======

________________
  (1) The highest original asset amount was $242,788.00 which represents approximately 0.18% of the aggregate principal balance of the Initial Assets at origination. The average original principal amount of the Initial Assets was approximately $40,778.65 as of the Cut-off Date.


                  A:  Initial Assets--Current Asset Rates/(1)/

                                                                           Aggregate Scheduled             Percentage of Initial
Current Asset Rate                    Number of Initial Assets              Principal Balance                  Assets by SPB
--------------------------------------------------------------------------------------------------------------------------------
  6.000%- 6.999%                                    1                    $    237,533.64                            0.17%
  7.000%- 7.999%                                   19                       1,901,955.33                            1.39
  8.000%- 8.999%                                   81                       7,318,881.68                            5.36
  9.000%- 9.999%                                  210                      13,889,995.96                           10.17
 10.000%-10.999%                                  348                      20,004,090.99                           14.65
 11.000%-11.999%                                  109                       6,871,207.81                            5.03
 12.000%-12.999%                                  293                      11,476,237.20                            8.40
 13.000%-13.999%                                  143                       6,385,789.79                            4.68
 14.000%-14.999%                                  539                      18,576,676.28                           13.61
 15.000%-15.999%                                  764                      24,865,868.99                           18.21
 16.000% or more                                  848                      25,012,892.73                           18.32
                                                -----                    ---------------                          ------

 TOTAL                                          3,355                    $136,541,130.40                          100.00%
                                                =====                    ===============                          ======

______________________
(1) The weighted average current asset rate was approximately 13.28% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

        A: Initial Assets--Remaining Terms to Maturity (In Months)/(1)/

                                                                                                         Percentage of
                                        Number of Initial             Aggregate Scheduled           the Initial Assets by
      Remaining Term to Maturity             Assets                    Principal Balance                     SPB
      -------------------------------------------------------------------------------------------------------------------
        1 -  60                                   42              $    401,022.31                            0.29%
       61 -  96                                   33                   490,946.13                            0.36
       97 - 120                                   47                   863,617.10                            0.63
      121 - 156                                  206                 4,333,989.00                            3.17
      157 - 180                                  376                 9,877,490.99                            7.23
      181 - 216                                   23                   752,533.39                            0.55
      217 - 240                                1,188                37,406,459.75                           27.40
      241 - 300                                  554                23,469,362.19                           17.19
      301 - 360                                  886                58,945,709.54                           43.17
                                               -----              ---------------                          ------

       TOTAL                                   3,355              $136,541,130.40                          100.00%
                                               =====              ===============                          ======

___________________
(1) The weighted average remaining term to maturity of the Initial Assets was approximately 291 months as of the Cut-off Date.


        A: Initial Assets--Original Terms to Maturity (In Months)/(1)/

                                                                                                              Percentage of
                                                                           Aggregate Scheduled            the Initial Assets by
       Original Term to Maturity         Number of Initial Assets            Principal Balance                     SPB
       ------------------------------------------------------------------------------------------------------------------------
         1 -  60                                      36               $    358,417.58                             0.26%
        61 -  96                                      32                    460,346.40                             0.34
        97 - 120                                      48                    858,067.47                             0.63
       121 - 156                                     207                  4,336,538.05                             3.18
       157 - 180                                     380                  9,928,955.48                             7.27
       181 - 216                                      23                    752,533.39                             0.55
       217 - 240                                   1,189                 37,431,200.30                            27.41
       241 - 300                                     554                 23,469,362.19                            17.19
       301 - 360                                     886                 58,945,709.54                            43.17
                                                   -----               ---------------                           ------

        TOTAL                                      3,355               $136,541,130.40                           100.00%
                                                   =====               ===============                           ======

_________________
(1) The weighted average original term to maturity of the Initial Assets was approximately 293 months as of the Cut-off Date.

     A: Initial Assets--Distribution of Original Loan-to-Value Ratios/(1)/

                                                                  Aggregate Scheduled                 Percentage of
  Loan-to-Value Ratio/(1)/     Number of Initial Assets            Principal Balance            the Initial Assets by SPB
  -----------------------------------------------------------------------------------------------------------------------
    50% or less                           16                  $    366,045.89                                0.27%
    51%  -  55%                           13                       540,425.68                                0.40
    56%  -  60%                           16                       773,909.92                                0.57
    61%  -  65%                           33                     1,426,842.96                                1.04
    66%  -  70%                           36                     1,602,262.10                                1.17
    71%  -  75%                           92                     4,150,785.99                                3.04
    76%  -  80%                           72                     3,318,763.76                                2.43
    81%  -  85%                          105                     5,599,917.92                                4.10
    86%  -  90%                          355                    16,474,236.94                               12.07
    91%  -  95%                        1,586                    65,596,180.14                               48.04
    96%  - 100%                        1,029                    36,675,625.69                               26.86
   Not Available                           2                        16,133.41                                0.01
                                       -----                  ---------------                              ------

   TOTAL                               3,355                  $136,541,130.40                              100.00%
                                       =====                  ===============                              ======

_____________________________
(1)The weighted average original Loan-to-Value Ratio of the 99.99% of the Initial Assets for which a Loan-to-Value was available was approximately 92.05% as of the Cut-off Date.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed.

                                   Section B:

              Collateral Stratifications for the Repossessed Assets

                              Repossessed Assets

                B: Repossessed Assets--Credit Bureau Score/(1)/

                                                                                                       Percentage of
                                          Number of               Aggregate Scheduled                 the Repossessed
      Credit Bureau Score             Repossessed Assets           Principal Balance                   Assets by SPB
      ------------------------------------------------------------------------------------------------------------------
      Not Available                               28                $   840,087.54                           1.64%
         1 to 340                                557                 17,009,162.04                          33.21
       341 to 500                                324                 11,709,034.45                          22.86
       501 to 510                                 55                  1,961,010.99                           3.83
       511 to 520                                 67                  2,134,076.65                           4.17
       521 to 530                                 71                  2,308,442.64                           4.51
       531 to 540                                 60                  2,026,184.50                           3.96
       541 to 550                                 54                  1,827,893.04                           3.57
       551 to 560                                 52                  1,791,707.09                           3.50
       561 to 570                                 43                  1,658,920.77                           3.24
       571 to 580                                 36                  1,256,087.95                           2.45
       581 to 590                                 50                  1,737,626.76                           3.39
       591 to 600                                 44                  1,530,176.10                           2.99
       601 to 610                                 18                    662,796.80                           1.29
       611 to 620                                 20                    722,057.70                           1.41
       621 to 630                                 17                    616,332.92                           1.20
       631 to 640                                 13                    441,284.51                           0.86
       641 to 650                                 12                    474,384.00                           0.93
       651 to 660                                  4                    148,795.13                           0.29
       661 to 719                                 11                    331,576.01                           0.65
       720 or Greater                              1                     26,974.34                           0.05
                                               -----                --------------                         ------

       TOTAL                                   1,537                $51,214,611.93                         100.00%
                                               =====                ==============                         ======

________________
(1) The weighted average credit bureau score (excluding the Repossessed Assets for which no score was available from the credit bureau and any score below
    341) was approximately 526, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date. Values below 341 are provided by Oakwood Acceptance and are placed in this field in the event a Credit Bureau score was not available or not collected.

                       B: Repossessed Assets--Unit Type

                                                                                                   Percentage of
                                            Nummber of                 Aggregate Scheduled        the Repossessed
       Unit Type                       Repossessed Assets               Principal Balance          Assets by SPB
       ----------------------------------------------------------------------------------------------------------
       Multi-section home                            358                $17,991,594.27                 35.13%
       Single-section home                         1,179                 33,223,017.66                 64.87
                                                   -----                --------------                ------

        TOTAL                                      1,537                $51,214,611.93                100.00%
                                                   =====                ==============                =======

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicition of an offer to buy nor shall there be any sale of the securities in any jurisdiction inwhich such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion to completion or amendment. Credit Susse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                     B: Repossessed Assets--Property Type

                                                                                                  Percentage of
                                               Number of             Aggregate Scheduled        the Repossessed
       Property Type                       Repossessed Assets         Principal Balance          Assets by SPB
       ------------------------------------------------------------------------------------------------------------
       Home-only contract                          1,495                $48,294,020.04                 94.30%
       Land-in-lieu contract                           1                     58,240.24                  0.11
       Mortgage loan                                  41                  2,862,351.65                  5.59
                                                   -----                --------------                ------

        TOTAL                                      1,537                $51,214,611.93                100.00%
                                                   =====                ==============                ======


             B: Repossessed Assets--Geographical Distribution/(1)/

                                                                                                            Percentage of
                                    Number of Repossessed     Aggregate Scheduled Principal            the Repossessed Assets
     Geographic Location                   Assets                        Balance                               by SPB
     ----------------------------------------------------------------------------------------------------------------------------
      Alabama                                 62                    $ 1,914,354.53                             3.74%
      Arizona                                 26                      1,041,930.68                             2.03
      Arkansas                                32                      1,124,227.03                             2.20
      California                               3                        192,833.02                             0.38
      Colorado                                 9                        375,516.56                             0.73
      Delaware                                 9                        213,275.94                             0.42
      Florida                                 37                      1,505,970.84                             2.94
      Georgia                                 85                      3,348,252.80                             6.54
      Idaho                                   22                      1,039,899.65                             2.03
      Illinois                                 2                         62,023.74                             0.12
      Kansas                                   9                        327,358.39                             0.64
      Kentucky                                46                      1,468,720.73                             2.87
      Louisiana                               51                      1,886,187.12                             3.68
      Maryland                                 1                         24,265.07                             0.05
      Minnesota                                1                         34,391.84                             0.07
      Mississippi                             52                      1,967,752.21                             3.84
      Missouri                                32                      1,098,347.27                             2.14
      Nevada                                   8                        247,107.80                             0.48
      New Mexico                              41                      1,428,812.08                             2.79
      New York                                 1                         46,037.46                             0.09
      North Carolina                         384                     11,159,416.30                            21.79
      Ohio                                     8                        323,633.10                             0.63
      Oklahoma                                35                      1,162,297.96                             2.27
      Oregon                                   8                        490,309.27                             0.96
      South Carolina                         106                      3,355,441.33                             6.55
      Tennessee                               97                      3,152,103.92                             6.15
      Texas                                  270                      8,966,017.34                            17.51
      Utah                                     7                        388,747.34                             0.76
      Virginia                                54                      1,500,501.52                             2.93
      Washington                              11                        599,543.42                             1.17
      West Virginia                           27                        746,523.00                             1.46
      Wyoming                                  1                         22,812.67                             0.04
                                           -----                    --------------                           ------

      TOTAL                                1,537                    $51,214,611.93                           100.00%
                                           =====                    ==============                           ======

_________
(1) Based on the mailing address of the obligor on the related Initial Asset as of the Cut-off Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicition of an offer to buy nor shall there be any sale of the securities in any jurisdiction inwhich such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion to completion or amendment. Credit Susse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                 B: Repossessed Assets--Year of Origination/(1)/

                                       Number of                                                    Percentage of
                                      Repossessed             Aggregate Scheduled                  the Repossessed
       Year of Origination              Assets                 Principal Balance                    Assets by SPB
       ------------------------------------------------------------------------------------------------------------------
        1992                                 2                 $    10,835.16                            0.02%
        1993                                 1                       6,537.46                            0.01
        2000-Mar                             2                      53,064.11                            0.10
        2000-May                             1                      22,683.46                            0.04
        2000-Jun                             1                      23,374.37                            0.05
        2000-Jul                             2                      62,560.96                            0.12
        2000-Aug                             2                      44,039.30                            0.09
        2000-Sep                            68                   2,317,586.69                            4.53
        2000-Oct                           161                   5,558,146.92                           10.85
        2000-Nov                            92                   3,181,776.52                            6.21
        2000-Dec                            64                   1,927,541.76                            3.76
        2001-Jan                           114                   3,329,228.65                            6.50
        2001-Feb                           493                  16,021,807.44                           31.28
        2001-Mar                           520                  18,001,837.94                           35.15
        2001-Apr                            14                     653,591.19                            1.28
                                         -----                 --------------                          ------

        TOTAL                            1,537                 $51,214,611.93                          100.00%
                                         =====                 ==============                          ======

________________
(1) The weighted average seasoning of the Repossessed Assets was approximately 2 months as of the Cut-off Date.

       B: Repossessed Assets--Distribution of Remaining Loan Balance/(1)/

                                       Number of                                                    Percentage of
                                      Repossessed                 Aggregate Scheduled            the Repossessed Assets
   Remaining Loan Balance                Assets                    Principal Balance                     by SPB
 -------------------------------------------------------------------------------------------------------------------------------
  $      0.01 - $  4,999.99                    2                     $     8,263.76                        0.02%
  $  5,000.00 - $  9,999.99                    4                          32,406.60                        0.06
  $ 10,000.00 - $ 14,999.99                   23                         296,554.20                        0.58
  $ 15,000.00 - $ 19,999.99                   99                       1,772,302.21                        3.46
  $ 20,000.00 - $ 24,999.99                  251                       5,704,884.54                       11.14
  $ 25,000.00 - $ 29,999.99                  357                       9,848,663.16                       19.23
  $ 30,000.00 - $ 34,999.99                  295                       9,538,517.73                       18.62
  $ 35,000.00 - $ 39,999.99                  166                       6,157,003.78                       12.02
  $ 40,000.00 - $ 44,999.99                  112                       4,749,544.91                        9.27
  $ 45,000.00 - $ 49,999.99                   76                       3,624,906.25                        7.08
  $ 50,000.00 - $ 54,999.99                   56                       2,943,970.15                        5.75
  $ 55,000.00 - $ 59,999.99                   27                       1,540,546.58                        3.01
  $ 60,000.00 - $ 64,999.99                   30                       1,853,871.60                        3.62
  $ 65,000.00 - $ 69,999.99                   13                         877,147.24                        1.71
  $ 70,000.00 - $ 74,999.99                    4                         288,767.54                        0.56
  $ 75,000.00 - $ 79,999.99                    7                         535,964.01                        1.05
  $ 80,000.00 - $ 84,999.99                    3                         249,255.85                        0.49
  $ 85,000.00 - $ 89,999.99                    5                         441,313.55                        0.86
  $ 90,000.00 - $ 94,999.99                    1                          94,820.18                        0.19
  $ 95,000.00 - $ 99,999.99                    1                          98,741.43                        0.19
  $100,000.00 or more                          5                         557,166.66                        1.09
                                           -----                     --------------                      ------

  TOTAL                                    1,537                     $51,214,611.93                      100.00%
                                           =====                     ==============                      ======

_________________
  (1) The highest remaining asset amount was $128,652.79 which represents approximately 0.25% of the aggregate remaining principal balance of the Repossessed Assets as of the Cut-off Date. The average remaining principal amount of the Repossessed Assets as of the Cut-Off Date is approximately $33,321.15.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicition of an offer to buy nor shall there be any sale of the securities in any jurisdiction inwhich such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion to completion or amendment. Credit Susse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

       B: Repossessed Assets--Distribution of Original Loan Balance/(1)/

                                           Number of        Aggregate Scheduled Principal          Percentage of the
Original Loan Balance                  Repossessed Assets               Balance                 Repossessed Assets by SPB
------------------------------------------------------------------------------------------------------------------------------
 $  5,000.00 - $  9,999.99                    2                  $    13,423.81                            0.03%
 $ 10,000.00 - $ 14,999.99                   23                      291,514.15                            0.57
 $ 15,000.00 - $ 19,999.99                   96                    1,678,378.20                            3.28
 $ 20,000.00 - $ 24,999.99                  251                    5,656,742.96                           11.05
 $ 25,000.00 - $ 29,999.99                  360                    9,903,314.40                           19.34
 $ 30,000.00 - $ 34,999.99                  298                    9,624,918.24                           18.79
 $ 35,000.00 - $ 39,999.99                  166                    6,150,327.91                           12.01
 $ 40,000.00 - $ 44,999.99                  112                    4,744,605.49                            9.26
 $ 45,000.00 - $ 49,999.99                   76                    3,620,089.13                            7.07
 $ 50,000.00 - $ 54,999.99                   56                    2,938,869.53                            5.74
 $ 55,000.00 - $ 59,999.99                   28                    1,595,380.05                            3.12
 $ 60,000.00 - $ 64,999.99                   30                    1,853,871.60                            3.62
 $ 65,000.00 - $ 69,999.99                   13                      877,147.24                            1.71
 $ 70,000.00 - $ 74,999.99                    4                      288,767.54                            0.56
 $ 75,000.00 - $ 79,999.99                    7                      535,964.01                            1.05
 $ 80,000.00 - $ 84,999.99                    3                      249,255.85                            0.49
 $ 85,000.00 - $ 89,999.99                    5                      441,313.55                            0.86
 $ 90,000.00 - $ 94,999.99                    1                       94,820.18                            0.19
 $ 95,000.00 - $ 99,999.99                    1                       98,741.43                            0.19
 $100,000.00 or more                          5                      557,166.66                            1.09
                                          -----                  --------------                          ------

 TOTAL                                    1,537                  $51,214,611.93                          100.00%
                                          =====                  ==============                          ======

__________________
  (1) The highest original asset amount was $129,165.00 which represents approximately 0.25% of the aggregate principal balance of the Repossessed Assets at origination. The average original principal amount of the Repossessed Assets was approximately $33,418.90 as of the Cut-off Date.

                B: Repossessed Assets--Current Asset Rates /(1)/

                                                                                                             Percentage of
                                        Number of Repossessed              Aggregate Scheduled             Repossessed Assets
Current Asset Rate                              Assets                      Principal Balance                     by SPB
-------------------------------------------------------------------------------------------------------------------------------
 10.000%-10.999%                                     1                    $    62,859.22                            0.12%
 11.000%-11.999%                                    17                      1,082,426.54                            2.11
 12.000%-12.999%                                    42                      1,902,025.01                            3.71
 13.000%-13.999%                                    44                      2,333,872.85                            4.56
 14.000%-14.999%                                    73                      3,049,072.72                            5.95
 15.000%-15.999%                                   586                     20,060,151.29                           39.17
 16.000% or more                                   774                     22,724,204.30                           44.37
                                                 -----                    --------------                          ------

 TOTAL                                           1,537                    $51,214,611.93                          100.00%
                                                 =====                    ==============                          ======

________________
(1) The weighted average current asset rate was approximately 15.84% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicition of an offer to buy nor shall there be any sale of the securities in any jurisdiction inwhich such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion to completion or amendment. Credit Susse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

      B: Repossessed Assets--Remaining Terms to Maturity (In Months)/(1)/

                                                                                                      Percentage of
      Remaining Term to                        Number of                Aggregate Scheduled          the Repossessed
       Maturity                            Repossessed Assets            Principal Balance            Assets by SPB
      ----------------------------------------------------------------------------------------------------------------
      1 -  60                                      8                      $    67,344.62                       0.13%
      61 -  96                                    11                          163,673.25                       0.32
      97 - 120                                    22                          370,114.94                       0.72
      121 - 156                                  193                        4,120,500.07                       8.05
      157 - 180                                  323                        8,313,257.19                      16.23
      181 - 216                                   19                          589,426.03                       1.15
      217 - 240                                  574                       18,526,658.17                      36.17
      241 - 300                                  256                       11,002,791.63                      21.48
      301 - 360                                  131                        8,060,846.03                      15.74
                                               -----                      --------------                     ------

       TOTAL                                   1,537                      $51,214,611.93                     100.00%
                                               =====                      ==============                     =======


__________________
(1) The weighted average remaining term to maturity of the Repossessed Assets was approximately 250 months as of the Cut-off Date.

       B: Repossessed Assets--Original Terms to Maturity (In Months)/(1)/

                                                                                                            Percentage of
                                               Number of                  Aggregate Scheduled             the Repossessed
       Original Term to Maturity           Repossessed Assets              Principal Balance                Assets by SPB
       ---------------------------------------------------------------------------------------------------------------------------
       1 -  60                                         5                        $49,972.00                        0.10%
       61 -  96                                       11                        163,673.25                        0.32
       97 - 120                                       23                        364,565.31                        0.71
       121 - 156                                     195                      4,143,422.32                        8.09
       157 - 180                                     323                      8,313,257.19                       16.23
       181 - 216                                      19                        589,426.03                        1.15
       217 - 240                                     574                     18,526,658.17                       36.17
       241 - 300                                     256                     11,002,791.63                       21.48
       301 - 360                                     131                      8,060,846.03                       15.74
                                                   -----                    --------------                      -------

        TOTAL                                      1,537                    $51,214,611.93                      100.00%
                                                   =====                    ==============                      =======


________________
(1) The weighted average original term to maturity of the Repossessed Assets was approximately 253 months as of the Cut-off Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicition of an offer to buy nor shall there be any sale of the securities in any jurisdiction inwhich such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion to completion or amendment. Credit Susse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

    B: Repossessed Assets--Distribution of Original Loan-to-Value Ratios/(1)/


                                                                                                     Percentage of
                                       Number of                 Aggregate Scheduled                the Repossessed
  Loan-to-Value Ratio/(1)/         Repossessed Assets             Principal Balance                  Assets by SPB
-------------------------------------------------------------------------------------------------------------------------
    61%  -  70%                            1                   $    24,397.35                             0.05%
    71%  -  75%                            2                        36,626.95                             0.07
    76%  -  80%                            7                       226,103.29                             0.44
    81%  -  85%                           19                       530,096.31                             1.04
    86%  -  90%                           94                     3,079,597.61                             6.01
    91%  -  95%                          515                    16,542,682.65                            32.30
    96%  - 100%                          899                    30,775,107.77                            60.09
                                       -----                   --------------                           ------

    TOTAL                              1,537                   $51,214,611.93                           100.00%
                                       =====                   ==============                           ======

(1)The weighted average original Loan-to-Value Ratio of the 100% of the Repossessed Assets for which a Loan-to-Value was available was approximately 95.97% as of the Cut-off Date.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                                   Section C:

            Collateral Stratifications for the Non Repossessed Assets







The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                             Non Repossessed Assets

               C: Non Repossessed Assets--Credit Bureau Score/(1)/

                                                                                                        Percentage of
                                          Number of Non               Aggregate Scheduled            the Non Repossessed
      Credit Bureau Score               Repossessed Assets             Principal Balance                Assets by SPB
   -----------------------------------------------------------------------------------------------------------------------
       Not Available                              19                $   476,829.11                           0.56%
         1 to 340                                248                  7,901,476.60                           9.26
       341 to 500                                 45                  1,766,062.18                           2.07
       501 to 510                                 13                    432,628.64                           0.51
       511 to 520                                 26                    809,951.79                           0.95
       521 to 530                                 26                  1,004,306.64                           1.18
       531 to 540                                 25                    944,758.51                           1.11
       541 to 550                                 27                  1,050,823.24                           1.23
       551 to 560                                 45                  1,751,503.86                           2.05
       561 to 570                                 63                  2,814,399.61                           3.30
       571 to 580                                 59                  2,923,075.15                           3.43
       581 to 590                                 78                  3,702,740.92                           4.34
       591 to 600                                106                  4,562,782.26                           5.35
       601 to 610                                104                  4,879,990.51                           5.72
       611 to 620                                107                  4,721,035.86                           5.53
       621 to 630                                 91                  4,542,183.71                           5.32
       631 to 640                                 91                  4,798,247.27                           5.62
       641 to 650                                100                  5,710,645.06                           6.69
       651 to 660                                 80                  4,147,918.99                           4.86
       661 to 719                                304                 17,488,982.99                          20.50
       720 or Greater                            161                  8,896,175.57                          10.43
                                               -----                --------------                         ------

       TOTAL                                   1,818                $85,326,518.47                         100.00%
                                               =====                ==============                         ======

----------------
(1) The weighted average credit bureau score (excluding the Non Repossessed Assets for which no score was available from the credit bureau and any score below 341) was approximately 638, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date. Values below 341 are provided by Oakwood Acceptance and are placed in this field in the event a Credit Bureau score was not available or not collected.

                     C: Non Repossessed Assets--Unit Type

                                                                                                            Percentage of
                                              Number of Non               Aggregate Scheduled            the Non Repossessed
       Unit Type                            Repossessed Assets             Principal Balance                Assets by SPB
     ------------------------------------------------------------------------------------------------------------------------
        Multi-section home                           941                $56,794,736.14                          66.56%
       Single-section home                           876                 28,448,731.30                          33.34
        Unknown                                        1                     83,051.03                           0.10
                                                   -----                --------------                         ------

        TOTAL                                      1,818                $85,326,518.47                         100.00%
                                                   =====                ==============                         ======



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                   C: Non Repossessed Assets--Property Type

                                                                                                  Percentage of
                                              Number of Non           Aggregate Scheduled      the Non Repossessed
       Property Type                        Repossessed Assets         Principal Balance          Assets by SPB
     ---------------------------------------------------------------------------------------------------------------
       Home-only contract                          1,567                $62,825,755.47                 73.63%
       Land-in-lieu contract                          27                  1,509,623.79                  1.77
       Mortgage loan                                 224                 20,991,139.21                 24.60
                                                   -----                 -------------                ------

        TOTAL                                      1,818                $85,326,518.47                100.00%
                                                   =====                ==============                ======

           C: Non Repossessed Assets--Geographical Distribution/(1)/

                                                                                                            Percentage of
                                        Number of Non            Aggregate Scheduled Principal           the Non Repossessed
     Geographic Location              Repossessed Assets                     Balance                        Assets by SPB
   ------------------------------------------------------------------------------------------------------------------------------
      Alabama                                  61                    $ 2,209,847.06                         2.59%
      Arizona                                  67                      5,558,064.15                         6.51
      Arkansas                                 26                      1,107,080.72                         1.30
      California                               27                      2,123,440.16                         2.49
      Colorado                                 51                      2,959,132.48                         3.47
      Delaware                                  7                        351,115.42                         0.41
      Florida                                  49                      2,676,900.93                         3.14
      Georgia                                  73                      3,152,827.11                         3.70
      Idaho                                    19                        949,453.10                         1.11
      Illinois                                  2                         94,264.11                         0.11
      Indiana                                   1                         41,559.01                         0.05
      Kansas                                   17                        783,823.86                         0.92
      Kentucky                                 33                      1,608,163.08                         1.88
      Louisiana                                49                      1,888,827.90                         2.21
      Maryland                                  1                         57,985.00                         0.07
      Massachusetts                             1                         32,043.03                         0.04
      Michigan                                 13                        794,039.98                         0.93
      Minnesota                                 2                         77,848.00                         0.09
      Mississippi                              58                      2,111,149.00                         2.47
      Missouri                                 47                      1,816,933.07                         2.13
      Nebraska                                  1                         49,756.85                         0.06
      Nevada                                    9                        495,768.18                         0.58
      New Mexico                               42                      1,992,717.30                         2.34
      North Carolina                          411                     16,532,512.21                        19.38
      Ohio                                     42                      1,760,424.73                         2.06
      Oklahoma                                 32                      1,617,205.55                         1.90
      Oregon                                   28                      2,305,343.23                         2.70
      South Carolina                          150                      6,555,873.18                         7.68
      South Dakota                              1                         37,462.18                         0.04
      Tennessee                                83                      3,517,246.68                         4.12
      Texas                                   243                     11,428,127.94                        13.39
      Utah                                      7                        447,766.52                         0.52
      Virginia                                 70                      2,988,177.68                         3.50
      Washington                               38                      2,948,943.83                         3.46
      West Virginia                            54                      2,107,927.35                         2.47
      Wyoming                                   3                        146,767.89                         0.17
                                            -----                    --------------                       ------

      TOTAL                                 1,818                    $85,326,518.47                       100.00%
                                            =====                    ==============                       ======

----------
(1) Based on the mailing address of the obligor on the related Initial Asset as of the Cut-off Date.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                C: Non Repossessed Assets--Year of Origination/(1)/

                                       Number of                                                    Percentage of
                                     Non Repossessed             Aggregate Scheduled             the Non Repossessed
       Year of Origination               Assets                   Principal Balance                 Assets by SPB
       ------------------------- ----------------------- ------------------------------------- -------------------------
        1988                                 1                 $     4,353.41                            0.01%
        1989                                 3                      41,287.24                            0.05
        1990                                 1                       8,685.42                            0.01
        1992                                 1                      12,312.75                            0.01
        1997                                 1                      20,373.20                            0.02
        2000-Jan                             1                      87,278.26                            0.10
        2000-Mar                             1                      91,476.72                            0.11
        2000-May                             2                      93,844.14                            0.11
        2000-Jun                             5                     179,518.62                            0.21
        2000-Jul                             1                      29,355.49                            0.03
        2000-Aug                             1                      29,488.73                            0.03
        2000-Sep                             4                     139,444.56                            0.16
        2000-Oct                             5                     252,552.61                            0.30
        2000-Nov                             4                     243,009.09                            0.28
        2000-Dec                            19                     864,219.18                            1.01
        2001-Jan                            48                   2,564,638.80                            3.01
        2001-Feb                           237                  10,551,225.58                           12.37
        2001-Mar                         1,057                  49,366,155.80                           57.86
        2001-Apr                           417                  20,016,920.17                           23.46
        2001-May                             9                     730,378.70                            0.86
                                         -----                 --------------                          ------

        TOTAL                            1,818                 $85,326,518.47                          100.00%
                                         =====                 ==============                          ======

----------------
(1) The weighted average seasoning of the Non Repossessed Assets was approximately 1 month as of the Cut-off Date.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

     C: Non Repossessed Assets--Distribution of Remaining Loan Balance/(1)/

                                                                                              Percentage of the Non
                                                Number of Non         Aggregate Scheduled      Repossessed Assets
 Remaining Loan Balance                      Repossessed Assets        Principal Balance             by SPB
 -----------------------------------------------------------------------------------------------------------------------
  $      0.01 - $  4,999.99                          4                  $    12,043.24                  0.01%
  $  5,000.00 - $  9,999.99                         27                      204,306.52                  0.24
  $ 10,000.00 - $ 14,999.99                         36                      442,901.48                  0.52
  $ 15,000.00 - $ 19,999.99                         39                      686,743.15                  0.80
  $ 20,000.00 - $ 24,999.99                        114                    2,664,072.02                  3.12
  $ 25,000.00 - $ 29,999.99                        268                    7,384,764.25                  8.65
  $ 30,000.00 - $ 34,999.99                        229                    7,425,399.05                  8.70
  $ 35,000.00 - $ 39,999.99                        188                    7,036,966.10                  8.25
  $ 40,000.00 - $ 44,999.99                        135                    5,758,044.75                  6.75
  $ 45,000.00 - $ 49,999.99                        144                    6,830,281.86                  8.00
  $ 50,000.00 - $ 54,999.99                        105                    5,486,842.91                  6.43
  $ 55,000.00 - $ 59,999.99                        101                    5,788,982.86                  6.78
  $ 60,000.00 - $ 64,999.99                         91                    5,677,223.33                  6.65
  $ 65,000.00 - $ 69,999.99                         68                    4,582,052.41                  5.37
  $ 70,000.00 - $ 74,999.99                         50                    3,626,071.11                  4.25
  $ 75,000.00 - $ 79,999.99                         39                    3,006,221.17                  3.52
  $ 80,000.00 - $ 84,999.99                         35                    2,875,374.67                  3.37
  $ 85,000.00 - $ 89,999.99                         24                    2,094,933.91                  2.46
  $ 90,000.00 - $ 94,999.99                         28                    2,594,328.04                  3.04
  $ 95,000.00 - $ 99,999.99                         20                    1,947,273.07                  2.28
  $100,000.00 or more                               73                    9,201,692.57                 10.78
                                                 -----                  --------------                ------

  TOTAL                                          1,818                  $85,326,518.47                100.00%
                                                 =====                  ==============                =======

___________________
 (1) The highest remaining asset amount was $242,788.00 which represents approximately 0.28% of the aggregate remaining principal balance of the Non Repossessed Assets as of the Cut-off Date. The average remaining principal amount of the Non Repossessed Assets as of the Cut-Off Date is approximately $46,934.28.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

     C: Non Repossessed Assets--Distribution of Original Loan Balance/(1)/

                                        Number of Non         Aggregate Scheduled Principal         Percentage of the Non
Original Loan Balance                Repossessed Assets                  Balance                  Repossessed Assets by SPB
-------------------------------------------------------------------------------------------------------------------------------
 $  4,999 or less                             4                  $    12,043.24                            0.01%
 $  5,000.00 - $  9,999.99                   24                      179,171.57                            0.21
 $ 10,000.00 - $ 14,999.99                   35                      430,491.57                            0.50
 $ 15,000.00 - $ 19,999.99                   42                      714,194.89                            0.84
 $ 20,000.00 - $ 24,999.99                  113                    2,624,436.31                            3.08
 $ 25,000.00 - $ 29,999.99                  267                    7,350,743.76                            8.61
 $ 30,000.00 - $ 34,999.99                  228                    7,385,456.92                            8.66
 $ 35,000.00 - $ 39,999.99                  189                    7,056,483.94                            8.27
 $ 40,000.00 - $ 44,999.99                  137                    5,817,220.31                            6.82
 $ 45,000.00 - $ 49,999.99                  145                    6,875,279.91                            8.06
 $ 50,000.00 - $ 54,999.99                  105                    5,486,842.91                            6.43
 $ 55,000.00 - $ 59,999.99                  101                    5,788,982.86                            6.78
 $ 60,000.00 - $ 64,999.99                   91                    5,677,223.33                            6.65
 $ 65,000.00 - $ 69,999.99                   67                    4,512,082.44                            5.29
 $ 70,000.00 - $ 74,999.99                   50                    3,621,842.29                            4.24
 $ 75,000.00 - $ 79,999.99                   40                    3,080,419.96                            3.61
 $ 80,000.00 - $ 84,999.99                   35                    2,875,374.67                            3.37
 $ 85,000.00 - $ 89,999.99                   23                    2,004,936.82                            2.35
 $ 90,000.00 - $ 94,999.99                   29                    2,684,325.13                            3.15
 $ 95,000.00 - $ 99,999.99                   20                    1,947,273.07                            2.28
 $100,000.00 or more                         73                    9,201,692.57                           10.78
                                          -----                  --------------                          ------

 TOTAL                                    1,818                  $85,326,518.47                          100.00%
                                          =====                  ==============                          ======

________________
  (1) The highest original asset amount was $242,788.00 which represents approximately 0.28% of the aggregate principal balance of the Non Repossessed Assets at origination. The average original principal amount of the Non Repossessed Assets was approximately $47,000.84 as of the Cut-off Date.

              C: Non Repossessed Assets--Current Asset Rates/(1)/

                                                                                                         Percentage of Non
                                      Number of Non Repossessed            Aggregate Scheduled         Repossessed Assets by
Current Asset Rate                              Assets                      Principal Balance                   SPB
------------------------------------------------------------------------------------------------------------------------------------
  6.000% -  6.999%                                 1                         $    237,533.64                    0.28%
  7.000% -  7.999%                                19                            1,901,955.33                    2.23
  8.000% -  8.999%                                81                            7,318,881.68                    8.58
  9.000% -  9.999%                               210                           13,889,995.96                   16.28
 10.000% - 10.999%                               347                           19,941,231.77                   23.37
 11.000% - 11.999%                                92                            5,788,781.27                    6.78
 12.000% - 12.999%                               251                            9,574,212.19                   11.22
 13.000% - 13.999%                                99                            4,051,916.94                    4.75
 14.000% - 14.999%                               466                           15,527,603.56                   18.20
 15.000% - 15.999%                               178                            4,805,717.70                    5.63
 16.000% or more                                  74                            2,288,688.43                    2.68
                                               -----                         ---------------                 -------

 TOTAL                                         1,818                         $ 85,326,518.47                  100.00%
                                               =====                         ===============                 =======

_____________
(1) The weighted average current asset rate was approximately 11.74% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

    C: Non Repossessed Assets--Remaining Terms to Maturity (In Months)/(1)/

                                                                                                        Percentage of
      Remaining Term to                    Number of Non              Aggregate Scheduled            the Non Repossessed
      Maturity                          Repossessed Assets             Principal Balance                Assets by SPB
      ---------------------------------------------------------------------------------------------------------------------
        1 -  60                                  34                     $   333,677.69                      0.39%
       61 -  96                                  22                         327,272.88                      0.38
       97 - 120                                  25                         493,502.16                      0.58
      121 - 156                                  13                         213,488.93                      0.25
      157 - 180                                  53                       1,564,233.80                      1.83
      181 - 216                                   4                         163,107.36                      0.19
      217 - 240                                 614                      18,879,801.58                     22.13
      241 - 300                                 298                      12,466,570.56                     14.61
      301 - 360                                 755                      50,884,863.51                     59.64
                                              -----                     --------------                    ------

       TOTAL                                  1,818                     $85,326,518.47                    100.00%
                                              =====                     ==============                    ======

____________________
(1) The weighted average remaining term to maturity of the Non Repossessed Assets was approximately 316 months as of the Cut-off Date.

    C: Non Repossessed Assets--Original Terms to Maturity (In Months)/(1)/

                                                                                                            Percentage of
                                               Number of Non              Aggregate Scheduled            the Non Repossessed
       Original Term to Maturity            Repossessed Assets             Principal Balance                Assets by SPB
       -------------------------------------------------------------------------------------------------------------------------
         1 -  60                                      31                     $   308,445.58                      0.36%
        61 -  96                                      21                         296,673.15                      0.35
        97 - 120                                      25                         493,502.16                      0.58
       121 - 156                                      12                         193,115.73                      0.23
       157 - 180                                      57                       1,615,698.29                      1.89
       181 - 216                                       4                         163,107.36                      0.19
       217 - 240                                     615                      18,904,542.13                     22.16
       241 - 300                                     298                      12,466,570.56                     14.61
       301 - 360                                     755                      50,884,863.51                     59.64
                                                   -----                     --------------                    ------

        TOTAL                                      1,818                     $85,326,518.47                    100.00%
                                                   =====                     ==============                    ======

______________________
(1) The weighted average original term to maturity of the Non Repossessed Assets was approximately 317 months as of the Cut-off Date.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

 C: Non Repossessed Assets--Distribution of Original Loan-to-Value Ratios/(1)/

                                                                                                     Percentage of
                                     Number of Non               Aggregate Scheduled              the Non Repossessed
  Loan-to-Value Ratio/(1)/        Repossessed Assets              Principal Balance                  Assets by SPB
  -----------------------------------------------------------------------------------------------------------------------
    50% or less                           16                       $   366,045.89                           0.43%
    51% -  55%                            13                           540,425.68                           0.63
    56% -  60%                            16                           773,909.92                           0.91
    61% -  65%                            33                         1,426,842.96                           1.67
    66% -  70%                            35                         1,577,864.75                           1.85
    71% -  75%                            90                         4,114,159.04                           4.82
    76% -  80%                            65                         3,092,660.47                           3.62
    81% -  85%                            86                         5,069,821.61                           5.94
    86% -  90%                           261                        13,394,639.33                          15.70
    91% -  95%                         1,071                        49,053,497.49                          57.49
    96% - 100%                           130                         5,900,517.92                           6.92
   Not available                           2                            16,133.41                           0.02
                                       -----                       --------------                         ------

  TOTAL                                1,818                       $85,326,518.47                         100.00%
                                       =====                       ==============                         =======

(1) The weighted average original Loan-to-Value Ratio of the 99.98% of the Non Repossessed Assets for which a Loan-to-Value was available was approximately 89.70% as of the Cut-off Date.

        "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

                         MHP Prepayment Sensitivities

                             0% MHP                100% MHP              150% MHP
                             ------                --------              --------
                         WAL      Maturity      WAL      Maturity     WAL      Maturity
To Call
Class A-1                6.06      10/12       1.64       12/04       1.23      12/03
Class A-2               13.84       9/17       5.24        6/08       3.81       8/06
Class A-3               17.83       2/21       8.74        9/12       6.43      11/09
Class A-4               24.50       9/28      16.70        9/21      13.61       9/18
Class A-IO               4.69       5/08       4.69        5/08       4.69       5/08
Class M-1               22.75       9/28      14.63        9/21      11.78       9/18
Class M-2               22.75       9/28      14.63        9/21      11.78       9/18
Class B-1               22.75       9/28      14.63        9/21      11.78       9/18

To Maturity
Class A-1                6.06      10/12       1.64       12/04       1.23      12/03
Class A-2               13.84       9/17       5.24        6/08       3.81       8/06
Class A-3               17.83       2/21       8.74        9/12       6.43      11/09
Class A-4               24.86      12/30      17.69       10/28      14.56       2/26
Class A-IO               4.69       5/08       4.69        5/08       4.69       5/08
Class M-1               23.00      10/30      15.30       11/27      12.43       2/25
Class M-2               22.98       8/30      15.24        1/27      12.37       4/24
Class B-1               22.92       3.30      15.08        9/25      12.16       7/22

                            200% MHP               250% MHP              300% MHP
                            --------               --------              --------
                         WAL      Maturity      WAL      Maturity     WAL      Maturity
To Call
Class A-1                1.00       6/03       0.85        2/03       0.74      11/02
Class A-2                3.00       6/05       2.48       10/04       2.13       4/04
Class A-3                5.00       1/08       3.79        9/05       3.21       1/05
Class A-4               11.09      11/15       8.11        8/13       5.69      11/11
Class A-IO               4.69       5/08       4.69        5/08       4.69       5/08
Class M-1                9.64      11/15       8.74        8/13       8.04      11/11
Class M-2                9.64      11/15       8.74        8/13       8.04      11/11
Class B-1                9.64      11/15       8.74        8/13       8.04      11/11

To Maturity
Class A-1                1.00       6/03       0.85        2/03       0.74      11/02
Class A-2                3.00       6/05       2.48       10/04       2.13       4/04
Class A-3                5.00       1/08       3.79        9/05       3.21       1/05
Class A-4               12.04       7/23       8.79       10/20       6.05       8/18
Class A-IO               4.69       5/08       4.69        5/08       4.69       5/08
Class M-1               10.29       2/22       9.50        1/20       8.89       3/18
Class M-2               10.23       2/21       9.44        4/19       8.83       6/17
Class B-1               10.05      10/19       9.27       11/17       8.68       3/16


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Acceptance and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.